March 09, 2016

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Prudential Discovery Premier Group Variable Contract Account

(File No. 811-09799)

Discovery Premier Group Retirement Annuity II

(File No. 333-95637)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and the Prudential Discovery Premier Group Variable Contract Account, and pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940, as amended, (“Act”) please accept this information concerning the filing of the annual reports made with the Commission by the underlying mutual funds within this group variable annuity. In addition, pursuant to Rule 30d-1 of the Act, each investment company listed below filed a report on Form N-CSR with the Securities and Exchange Commission on the dates indicated below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following annual reports with respect to the funds and portfolios specified below:

1.	Filer/Entity:	Fidelity Variable Insurance Products II
	Registration No.:	811-05511
	CIK No.:	0000831016
	Accession No.:	0001379491-16-002586
	Date of Filing:	2016-02-24

	Share Class:	Initial Class

VIP Contrafund Portfolio

2.	Filer/Entity:	Fidelity Variable Insurance Products III
	Registration No.:	811-07205
	CIK No.:	0000927384
	Accession No.:	0001379491-16-002592
	Date of Filing:	2016-02-24

	Share Class:	Initial Class

VIP Mid Cap Portfolio

If you have any questions regarding this filing, please contact me at (860) 534-4245.

Sincerely,

/s/ Michele M. Drummey
Michele M. Drummey
Director & Corporate Counsel